UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2011

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)
____________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California 91342-1093
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (818) 362-8391

None
(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K (this “Form 8-K/A”) of Tutor Perini Corporation (the “Company”), which was originally filed with the Securities and Exchange Commission on July 5, 2011 (the “Form 8-K”), is being filed solely to include the financial statements and pro forma financial information required by Item 9.01 which was excluded from the Form 8-K pursuant to Items 9.01(a) and 9.01(b). Except as described in this Explanatory Note, no other information in the Form 8-K is modified or amended hereby. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The following audited financial statements of Lunda are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference:

Independent Auditor’s Report
Balance Sheets as of December 31, 2010 and 2009
Statements of Income for the years ended December 31, 2010, 2009 and 2008
Statements of Stockholders’ Equity for the years ended December 31, 2010, 2009 and 2008
Statements of Cash Flows for the years ended December 31, 2010, 2009 and 2008
Notes to Financial Statements

The following unaudited financial statements of Lunda are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference:

Balance Sheet as of June 30, 2011
Statements of Income for the six months ended June 30, 2011 and June 30, 2010
Statements of Stockholders’ Equity for the six months ended June 30, 2011
Statements of Cash Flows for the six months ended June 30, 2011 and June 30, 2010
Notes to Financial Statements

(b)	Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference:

Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2011
Unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2011
Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2010
Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited financial statements of Lunda as of December 31, 2010 and 2009, and for the years ended December 31, 2010, 2009 and 2008

99.2	Unaudited financial statements of Lunda as of June 30, 2011 and for the six months ended June 30, 2011 and June 30, 2010

99.3	Unaudited pro forma condensed combined financial statements as of and for the six months ended June 30, 2011, and for the year ended December 31, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tutor Perini Corporation

Dated: September 16, 2011	By: /s/Kenneth R. Burk
Kenneth R. Burk Executive Vice President and Chief Financial Officer